UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

DECEMBER 16, 2022

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On December 16, 2022, Stephen L. Faulkner, Jr. (Larry), age 51, joined Empire Petroleum Corporation (the “Company”) as Controller and Chief Accounting Officer of the Company. Mr. Faulkner will report to Michael R. Morrisett, the Company’s President.

Mr. Faulkner was most recently serving as Chief Financial Officer of the Lobeck Taylor Family Foundation, which supports entrepreneurial and innovation enterprises, since February 2022. From November 2014 to March 2021, he served as Vice President, Controller and Chief Accounting Officer of WPX Energy Inc., a publicly traded oil and gas exploration and production company with approximately $10 billion in assets prior to its merger with Devon Energy Corporation in 2021. He served as Accounting Director of WPX from January 2012 to November 2014. From September 2008 to December 2011, he was Director, Financial and Operational Reporting Group, E&P Business Unit, of The Williams Companies, Inc., a publicly traded energy infrastructure company, which explores, produces, transports, sells and processes natural gas and petroleum products, and from April 1999 to May 2004, he was Manager, Financial Reporting of The Williams Companies. He served as Accounting Director, Corporate Financial Reporting Department, of Vanguard Car Rental USA Inc. from May 2004 to May 2008. Mr. Faulkner began his career in 1994 with Ernst & Young LLP, serving initially as Staff Auditor and then Senior Auditor until April 1999. Mr. Faulkner has a Bachelor’s Degree in Accounting from Oklahoma State University and is a certified public accountant. He currently serves on the Oklahoma State University School of Accounting Advisory Board.

Mr. Faulkner will receive an initial grant of restricted stock units covering 411 shares of common stock of the Company under the Company’s 2022 Stock and Incentive Compensation Plan (the “Plan”), which will vest in full on March 31, 2023. For 2023, he will receive a grant of restricted stock units covering 10,000 shares of common stock of the Company under the Plan, which will vest in equal quarterly installments of 2,500 shares of common stock during 2023. He will also be eligible for future equity awards under the Plan at the discretion of the Board of Directors of the Company. Mr. Faulkner will earn a base salary of $200,000 per year. He will be eligible to receive annual bonuses at the discretion of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: December 16, 2022	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President

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